Exhibit 10.12

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "First Amendment"), dated as of the 14th day of December, 2012, is made between LCI SHIPHOLDINGS, INC., a Marshall Islands corporation ("Borrower"), WATERMAN STEAMSHIP CORPORATION, a New York corporation ("Seller"), INTERNATIONAL SHIPHOLDING CORPORATION, a Delaware corporation ("Guarantor") and CAPITAL ONE, NATIONAL ASSOCIATION ("Lender"), who agree as follows:

Recitals.

a.

Seller, Guarantor and Lender are parties to that certain Loan Agreement dated as of December 28, 2011 (the "Original Loan Agreement," as amended by this First Amendment and any future amendments, the "Agreement").

b.	Seller wishes to sell, and Borrower wishes to purchase, the Vessel, and in connection therewith, to reflag the Vessel under a Marshall Islands flag.
c.

In connection with such sale, Borrower will fully assume all obligations of Seller under the Loan Agreement and Prior Note, and will execute a new promissory note and a new security documents to provide Lender with a continuing first priority mortgage and security interest in the Collateral.

d.	Lender is willing to grant its consent to such transactions, on the terms and conditions set forth herein.

NOW THEREFORE, the parties agree as follows.

ARTICLE 1

GENERAL TERMS

Section 1.01 Terms Defined Above. As used in this First Amendment, the terms "Agreement", "Borrower," "First Amendment," "Guarantor," "Original Loan Agreement," "Seller" and "Lender" shall have the meanings indicated above.

Section 1.02 Certain Definitions. The definitions of the following terms defined in the Original Loan Agreement are amended and restated as follows:

"Environmental Laws" shall mean any and all applicable federal, state, local, national or international laws, regulations, and requirements pertaining to health, safety, or the environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901 et seq., the Occupational Safety and Health Act, 29 U.S.C. §651 et seq., the Clean Air Act, 42 U.S.C. §7401 et seq., the Federal Water Pollution Control Act, 33 U.S.C. §1251 et seq., the Oil Pollution Act of 1990, 33 U.S.C. §2701 et seq., the

Hazardous Materials Transportation Safety and Security Reauthorization Act of 2005, 49 U.S.C. §5101 et seq., the Toxic Substances Control Act, 15 U.S.C. §2601 et seq., the U.S. Maritime Transportation Security Act of 2002, 46 U.S.C. §2101 et seq., and all similar laws, regulations, and requirements of any governmental authority or agency having jurisdiction over Borrower or any of its properties or assets, as such laws, regulations, and requirements may be amended or supplemented from time to time.

"Mortgage" means Borrower's Preferred Ship Mortgage in favor of Lender of even date herewith, to be recorded in the Marshall Islands maritime registry, together with any amendments and supplements thereto.

"Note" shall mean Borrower's Promissory Note of even date herewith payable to the order of Lender in the principal amount of $13,622,321.46, together with any amendments thereto and renewals, replacements and refinancings thereof.

"Vessel" means the vessel 114/V "Green Wave", Marshall Islands official number 4991, Call Sign V7A66, together with all engines, boilers, machinery, masts, boats, anchors, cables, chains, rigging, tackle, apparel, furniture, winches, capstans, outfit, tools, pumps, gears, furnishings, appliances, fittings, navigation and communications equipment, computers, stores, spares and other appurtenances thereto appertaining or belonging to any such vessel, whether now owned or hereafter acquired.

The following terms shall have the following meanings when used in this First Amendment:

"Applicable Foreign Jurisdictions" means the Marshall Islands or any foreign jurisdiction having jurisdiction over either the Borrower or the Vessel.

"Prior Note" shall mean Waterman Steamship Corporation's Promissory Note dated December 28, 2011 payable to the order of Lender in the principal amount of $15,675,000.00, together with any amendments thereto and renewals, replacements and refinancings thereof.

Section 1.03 Accounting Terms. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be delivered hereunder shall be prepared in accordance with generally accepted accounting principles for the United States ("GAAP") as amended from time to time, including amendments to GAAP made as a result of the conforming of GAAP to International Financial Reporting Standards, provided, however, that for purposes of determining Guarantor's ratios and covenants set forth in Section 7.01, GAAP shall be GAAP in effect as of September 30, 2011.

ARTICLE 2

Section 2.01A  Assumption of Obligations of Seller under Related Documents. Borrower hereby presently and unconditionally assumes all present and fixture obligations of Seller under the Related Documents, whether now existing or hereafter arising, including all present and future Indebtedness of Seller under the Original Loan Agreement, the Prior Note and all other Related Documents executed in connection therewith. Guarantor is and shall remain fully and solidary bound as guarantor in connection with all such Indebtedness, and Lender shall retain all of its rights and remedies against Guarantor in connection therewith.

Seller shall be released from its obligations under the Related Documents, upon the fulfillment of all of the conditions set forth in Section 2.02A and this First Amendment. Nothing herein shall be deemed in any way to limit Lender's first priority security and mortgage interest in the Collateral, or its rights and remedies with respect to such Collateral, which shall remain in full force and effect. Once the conditions to this First Amendment have been satisfied, all references to "Borrower" in the Related Documents shall be to Borrower, unless the context otherwise expressly requires, and to the "Collateral Documents" shall be the Guaranty, as well as the Mortgage and the Assignment and Security Agreement executed in connection herewith.

Borrower's obligation under the Prior Note shall be evidenced by the Note, which shall be dated of even date herewith, in the current principal balance of the Indebtedness. All references in the Related Documents to the "Note" shall be to such replacement note, together with any amendments thereto and renewals, replacements and refinancings thereof.

In connection with the reflagging of the Vessel, Lender has been requested to consent, and subject to the terms and conditions of this First Amendment does consent, to the sale of the Vessel to Borrower and the discharge of record of Lender's existing Mortgage on the Vessel filed with the National Vessel Documentation Center, on the condition that Borrower execute the replacement Mortgage on the Vessel for filing with the Marshall Islands maritime registry authorities, and execute a new security agreement (the "Assignment and Security Agreement") in which Borrower grants to Lender a first priority security interest in the Vessel Related Collateral, and the other terms and conditions set forth herein.

Section 2.02A Conditions Precedent to Lender's Consent. Lender's consent to the sale of the Vessel to Borrower, the discharge of record of its existing mortgage on the Vessel with the National Vessel Documentation Center, and the consummation of the agreements contained herein, is conditioned on the following:

(a) Lender shall have received evidence that this First Amendment and all other Related Documents, including theMortgage, the Note and the Assignment and Security Agreement and other documents reasonably required under this First Amendment by Lender or its counsel, have been duly authorized, executed, and delivered by Borrower to Lender.

(b) Lender, if requested, shall have received such opinions of counsel, supplemental opinions, and documents as Lender may request.

(c) Lender's security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect and Lender shall have received evidence, acceptable to Lender, of the priority of Lender's security interests in the Collateral as contemplated by the Agreement.

(d) Lender shall have received confirmation of Guarantor's continuing guaranty of the Indebtedness.

(e) Borrower shall have paid to Lender all other fees, costs, and expenses (including reasonable attorney's fees) specified in this First Amendment and the other Related Documents as are then due and payable.

(f) Lender shall have received a certified copy of resolutions properly adopted by Borrower's directors, and certified by Borrower's secretary or assistant secretary under which one or more designated representatives, on behalf of Borrower, either directly or through power of attorney to third person agents, are authorized to execute this First Amendment and all other Related Documents executed and to be executed by Borrower, to consummate the borrowings, assumptions and other transactions as contemplated hereunder, and to consent to the remedies following such Borrower's default as provided herein and under the other Related Documents executed and to be executed by Borrower. Lender shall have received a copy of Borrower's articles of incorporation, certified by Borrower's secretary or assistant secretary and a current certificate of good standing from the Marshall Islands with respect to Borrower.

(g) Lender shall have received all applicable documents required to reflag the Vessel with the Marshall Islands.

(j) Lender shall have received a certificate of insurance or cover note evidencing the placement of all insurance policies required under the Agreement, together with loss payable and other required endorsements in favor of the Lender.

(l) The representations and warranties set forth in this First Amendment and the other Related Documents, and in any document or certificate delivered to Lender under this First Amendment are and remain true and correct with respect to Borrower and Guarantor.

(m) There shall not exist a condition which would constitute an Event of Default under the Agreement.

ARTICLE 3

THE COLLATERAL

Section 3.01A Collateral. The Indebtedness will be fully secured by a first priority preferred mortgage on the Vessel under the laws of the Republic of the Marshall Islands, as well as a first priority security interest in all Vessel Related Collateral.

Section 3.02A Perfection of Security Interests. Borrower agrees to take whatever actions are reasonably requested by Lender to perfect and continue Lender's mortgage security interests in the Collateral. Lender is authorized to file one or more UCC financing statements with respect to the Collateral, without Borrower's signature, in written or electronic format. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any security interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name or employer identification number including any change to the assumed business names of Borrower. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's chief executive office or should Borrower merge or consolidate with any other entity or change its state of incorporation.

Section 3.03A Mortgage. Borrower will observe and perform all of its obligations with respect to the Collateral, including the maintenance, preservation, and insuring thereof, set forth in the Mortgage.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

In order to induce the Lender to enter into this First Amendment, Borrower represents and warrants to the Lender (which representations and warranties will survive the extensions of credit under the Agreement) as follows. The following representations shall govern in place of any inconsistent representations and warranties contained in the Original Loan Agreement:

Section 4.01A Borrower's Existence. Borrower is a corporation duly organized, legally existing under the laws of the Marshall Islands and is duly qualified as a corporation in all jurisdictions wherein the property it owns or the business it transacts make such qualification necessary.

Section 4.02A Names of Borrower. Borrower has not done business under any name other than the name of the Borrower set forth above.

Section 4.03A Borrower's Power and Authorization. Borrower is duly authorized and empowered to execute, deliver and perform this First Amendment, the Note and the Collateral Documents executed by it. All corporate action on the part of Borrower requisite for the due execution and delivery of this First Amendment, the Note and Collateral Documents has been duly and effectively taken.

Section 4.04A Review of Documents; Binding Obligations. Borrower has reviewed this First Amendment, the Note and the Collateral Documents with counsel for Borrower and has had the opportunity to discuss the provisions hereof and thereof with the Lender prior to execution. This First Amendment, the Original Loan Agreement as amended hereby, the Note and the Collateral Documents constitute valid and binding obligations of Borrower or the Guarantor, as the case may be, that are parties thereto, enforceable in accordance with their terms (except that enforcement may be subject to any applicable bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights).

Section 4.05A No Legal Bar or Resultant Lien. This First Amendment, the Original Loan Agreement as modified hereby, the Note and the Collateral Documents do not and will not violate any provisions of Borrower's articles of incorporation or bylaws, will not violate any contract, agreement, law, regulation, order, injunction, judgment, decree or writ to which Borrower is subject, and will not result in the creation or imposition of any Lien upon any property of Borrower other than as contemplated by this Agreement.

Section 4.06A No Consent. The execution, delivery and performance of this First Amendment, the Note and the Collateral Documents by Borrower and Guarantor that to the extent they are party thereto, do not require the consent or approval of any other Person, including without limitation any regulatory authority or governmental body of the United States or any state thereof or any political subdivision of the United States or any state thereof, or the Republic of the Marshall Islands, except for such consents that have been duly and validly obtained on or prior to the date hereof and remain in full force and effect.

Section 4.07A Financial Condition. All financial statements of Borrower, the Guarantor and any consolidated subsidiaries delivered to Lender fairly and accurately present the financial condition of the parties for whom such statements are submitted and the financial statements of Borrower and the Guarantor and any consolidated subsidiaries have been prepared in accordance with the standards specified in Section 1.03 throughout the periods involved, and there are no contingent liabilities not disclosed thereby which would adversely and materially affect the financial condition of such Person. Since the close of the period covered by the latest financial statements delivered to Lender with respect to Borrower, the Guarantor and any consolidated subsidiaries, there has been no material adverse change in the assets, liabilities, or financial condition of Borrower or the Guarantor. No event has occurred (including, without limitation, any litigation or administrative proceedings) and no condition exists or, to the knowledge of Borrower or the Guarantor, is threatened, which (i) might render Borrower or the Guarantor unable to perform their obligations under this First Amendment, the Original Loan Agreement as modified hereby, the Note or the Collateral Documents, or (ii) would constitute a Default hereunder, or (iii) might adversely and materially affect the financial condition of Borrower or the Guarantor or the validity or priority of the lien established under the Collateral Documents.

Section 4.08A Taxes and Governmental Charges. Borrower and the Guarantor have filed all tax returns and reports required to be filed and have paid all taxes, assessments, fees and other governmental charges levied upon them or upon their respective property or income which are due and payable, including interest and penalties, or have provided adequate reserves for the payment thereof.

Section 4.09A Defaults. Borrower is not in default under any indenture, mortgage, deed of trust, agreement or other instrument to which Borrower is a party or by which it is bound.

Section 4.10A Margin Stock. None of the proceeds of the Loan will be used for the purpose of, and Borrower is not engaged in the business of, extending credit for the purpose of purchasing or carrying any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of said Regulation U. Borrower is not engaged principally, or as one of Borrower's important activities, in the business of extending credit for the purpose of purchasing or carrying margin stocks. Neither Borrower nor any Person acting on behalf of Borrower has taken or will take any action which might cause the Agreement to violate Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934 or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

Section 4.11A Compliance with the Law. Borrower, to the best of its knowledge (i) is not in material violation of any law, judgment, decree, order, ordinance, or governmental rule or regulation to which Borrower or any of its property are subject; and (ii) has not failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of any of its property or the conduct of its business; in each case, which violation or failure could reasonably be anticipated to materially and adversely affect the business, profits, property or condition (financial or otherwise) of Borrower.

Section 4.12A Other Information. All information, reports, papers and data given to the Lender by Borrower or the Guarantor pursuant to this First Amendment, the Agreement and in connection with Borrower's application for the Loan are accurate and correct in all material respects. All financial projections given to the Lender were prepared in good faith based on facts and circumstances existing at the time of preparation and were believed by Borrower to be accurate in all material respects. No information, exhibit or report furnished by Borrower or the Guarantor to the Lender in connection with the negotiation of this First Amendment or the Original Loan Agreement contains any material misstatement of fact or fails to state a material fact or any fact necessary to make the statement contained therein not materially misleading.

Section 4.13A Title to Collateral. Borrower has good and merchantable title to the Collateral encumbered by it under the Collateral Documents, free of all liens and encumbrances except those created in favor of the Lender and Permitted Liens, and all security interests of any other Person other than Lender have been or will be terminated in their entirety simultaneously with the Agreement. Furthermore, Borrower has not heretofore conveyed or agreed to convey or encumber any Collateral in any way, except in favor of the Lender or in connection with Permitted Liens, or in connection with security interests that have been terminated or will be terminated simultaneously herewith.

Section 4.14A Environmental Matters.

(a) Borrower and its subsidiaries, and all of their respective properties, assets, and operations, are in material compliance with all Environmental Laws. Borrower is not aware of, nor has Borrower received notice of, any past, present, or fixture conditions, events, activities, practices, or incidents which may interfere with or prevent the material compliance or continued material compliance of Borrower or its subsidiaries with any Environmental Laws.

(b) Borrower has obtained all material permits, licenses, and authorizations which are required in connection with its operations under applicable Environmental Laws, including all certificates of inspection required with respect to the Vessel under applicable federal law. Borrower has filed, and maintained in current force and effect, all certificates of financial responsibility required in connection with its operations under applicable Environmental Laws. Bon-ower maintains all material record and documents required under applicable Environmental Laws, including voyage manifests and lists of cargo containing Environmentally Sensitive Materials. Any certificate of inspection required with respect to any Vessel will be obtained prior to the Vessel undertaking operations, and there are no material deficiencies with respect to inspection, repair or condition noted in any governmental inspection report with respect to the Vessel.

(c) There is no material action, suit, proceeding, investigation, or inquiry before any court, administrative agency, or other governmental authority pending or, to the knowledge of Borrower, threatened against Borrower or its subsidiaries relating in any way to any Environmental Law. Borrower (i) has no liability for any material remedial action under any Environmental Law, (ii) has received no request for information by any governmental authority with respect to the condition, use, or operation of any of its properties or assets (other than routine requests for information in the ordinary course of business and not related to a violation or potential violation of the Environmental Laws or the release of Environmentally Sensitive Materials), and (iii) has received no notice from any governmental authority or other Person with respect to any material violation of or liability under any Environmental Law.

(d) No Lien arising under any Environmental Law has attached to any of the properties or assets of Borrower.

(e) No circumstances exist that are reasonably likely to (i) form the basis of an Environmental Action against the Borrower or any of its respective properties or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that would, in the case of either (i) or (ii) above, be reasonably likely to have a material adverse effect on the Borrower, and no Environmental Incident has occurred that is likely to give rise to any material Environmental Action.

Section 4.15A Litigation. There are no suits or proceedings pending, or to the knowledge of Borrower, threatened against or affecting Borrower, Guarantor, or the assets of Borrower or Guarantor, before any court or by any governmental agency, which, if adversely determined, may have a material adverse effect on the financial condition or business of Borrower or Guarantor.

Section 4.16A Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Section 4.21A Debt. Guarantor's consolidating financial statement accurately reflects all of Borrower's Debt.

Section 4.22A Citizenship. Borrower is and will remain domiciled in the Marshall Islands. Borrower is not a "national" of any "enemy country" as defined in any statute or executive order of the United States, or of any regulations, rules, interpretations or rulings issued thereunder, and Borrower is not acting on behalf of, or for the benefit of, any foreign country which, or for which, actions on behalf of such country are prohibited by any statute of the United States or any regulations or rulings issued thereunder.

All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this First Amendment or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, true and accurate in every material respect on the date as of which such information is dated or certified; and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading. Borrower understands and agrees that Lender is relying upon the above representations and warranties in making the Loan and extending Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as the Indebtedness shall be paid in full.

ARTICLE 5

AFFIRMATIVE COVENANTS

Borrower covenants and agrees with Lender that, so long as the Agreement remains in effect, Borrower (if such covenant applies to such Borrower) will perform all obligations of the "Borrower" contained in Article 5 of the Original Loan Agreement; provided, that the covenants contained in Section 5.06A below shall replace the provisions of Section 5.06 contained in the Original Loan Agreement. Sections 5.07, 5.16 and other provisions of the Agreement pertaining to the MSC Charter, are deleted:

Section 5.06A. Certificates of Documentation; Society Documentation. If requested by Lender, within a reasonable period following receipt, copies of the Vessel's annual certificate of documentation with respect to the Vessel issued by the Marshall Islands. If available and if requested by Lender, within a reasonable period following receipt, copies of any periodic renewal of any classification society certificate, confirming the continuing satisfaction of all classification society requirements.

Section 5.22A Stamp, Duty, Documentary and Withholding Taxes. No stamp, duty or documentary taxes or charges imposed by any government or any taxing authority are payable on or in connection with the Agreement, the Note, the Related Documents to which Borrower is a party or any related documents. Borrower has paid or shall pay when due all applicable deductions or withholdings for or on account of any Taxes, levies, duties, fees, deductions or withholding, restrictions or conditions of any nature imposed by or on behalf of the Marshall Islands or any Applicable Foreign Jurisdictions or any taxing authority whatsoever on the payments by Borrower to Lender.

Section 5.23A No Exchange Approvals. There are no exchange approvals required for the execution of the Agreement, the Note, or the other Related Documents to which Borrower is a party and the Borrower will be permitted to purchase sufficient freely transferable United States dollars for the payment of all amounts due under such agreements and documents.

Section 5.24A Civil Acts; No immunity. Borrower is subject to civil and commercial law with respect to its obligations under the Agreement. Each of Borrower's Guarantors is subject to civil and commercial law with respect to its obligations under any guaranty to which it is a party. Each of the execution, delivery and perfoiniance of the Agreement and the other Related Documents by Borrower and the execution, delivery and performance of any Collateral Documents by any of Borrower's guarantors constitutes a commercial act as opposed to a governmental act. Neither. Borrower nor any of its guarantors (nor the property of each) enjoy, in the courts or under the laws of any Applicable Foreign Jurisdictions any right of immunity from suit, setoff or attachment or execution on a judgment in respect of the obligations of Borrower or any of its Guarantors under the Agreement or any other Loan Document.

Section 5.25A No Presence or Registration Required of Lender. The Lender will not be deemed to be a resident of the Applicable Foreign Jurisdictions as a result of the Loan made to the Borrower hereunder, and the Lender will not be required to be licensed or in any way qualified to do business in the Applicable Foreign Jurisdictions in order to enforce its rights under the Agreement or any Loan Document.

Section 5.26A Legal Effect. Except for (i) any registration requirements necessary to reflect the transfer and sale of the Vessel to the Borrower, and (ii) the recordation of the Mortgage over the Vessel, no Loan Document is required to be filed or recorded with any court or any other authority in any of the Applicable Foreign Jurisdictions to ensure the validity of the obligations of the Borrower and the admissibility in evidence of the Loan Documents.

ARTICLE 6

NEGATIVE COVENANTS

Borrower covenants and agrees with Lender that as long as the Agreement remains in effect Borrower shall not, without the prior written consent of Lender:

Section 6.01A Disposition of Collateral. Except for a Permitted Lien or the charter of the Vessel during the ordinary course of Borrower's business, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of the Collateral.

Section 6.02A Continuity of Operations; Corporate Structure and Identity;  Change of Control. (a) Engage in any business activities substantially different than those in which Borrower is presently engaged, (b) cease operations, liquidate, merge, transfer, acquire or consolidate with any other entity, where Borrower is not the surviving entity, or (c) change its taxpayer identification number, operate under another or additional taxpayer identification number from the one currently employed, or change the nation of its organization from the Republic of the Marshall Islands to any other state or jurisdiction,

Section 6.03A Change of Control. Fail to prevent any transfer of any outstanding equity interests of Borrower to one or more Persons, where Borrower is not the wholly owned subsidiary of Guarantor (such a transfer, a "Change of Control").

ARTICLE 7

FINANCIAL COVENANTS

Section 7.01. Financial Covenants. Guarantor covenants and agrees with Lender that Guarantor shall continue to comply with the financial covenants contained in Article 7 of the Original Loan Agreement.

ARTICLE 8

DEPOSIT ACCCOUNTS

Section 8.02A.  Deposit Accounts. As collateral security for repayment of the

Indebtedness, Borrower hereby grants Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that Lender may, at any time following the occurrence and during the continuance of an Event of Default or when Lender reasonably deems itself to be insecure, apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension and other tax-deferred deposits) against the unpaid balance of Borrower's Note(s) and any and all other present and future indebtedness and obligations that Borrower may then owe to Lender, in principal, interest, fees, costs, expenses, and reasonable attorneys' fees.

ARTICLE 10

GENERAL PROVISIONS

Section 10.01A  Notices. Any notice or demand which, by provision of the Agreement, is required or permitted to be given or served by the Lender to or on Borrower or to Guarantor shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one Business Day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses is given in writing by Borrower to Lender) as follows:

LCI Shipholdings, Inc.

11 North Water Street

Suite 18290

Mobile, AL 36602

Attention: Chief Financial Officer

Any notice or demand which, by any provision of this Agreement, is required or permitted to be given or served by Borrower or Guarantor to or on Lender shall be deemed to have been sufficiently given and served for all purposes (if mailed) three calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail, or (if delivered by express courier) one Business Day after being delivered to such courier, or (if delivered in person) the same day as delivery, in each case addressed (until another address or addresses are given in writing by Lender to Borrower) as follows:

Capital One, National Association

201 St. Charles Avenue 29th Floor

New Orleans, LA 70170 Attention: Al Kropag

Section 10.02A Entire Agreement. This First Amendment, the Original Loan Agreement as amended hereby, the Note and the Collateral Documents now, or hereafter to be, executed set forth the entire agreement of the Lender and the Borrower and supersede all prior written or oral understandings with respect thereto.

Section 10.04A Amendment. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

Section 10.05A Invalidity. In the event that any one or more of the provisions contained in the Agreement, the Note or the Collateral Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, the Note or the Collateral Documents.

Section 10.06A Survival of Agreements. All representations and warranties of Borrower herein, and all covenants and agreements herein not fully performed before the date of this First Amendment, shall survive such date.

Section 10.07A Waivers. No course of dealing on the part of the Lender, its officers, employees, consultants or agents, nor any failure or delay by the Lender with respect to exercising any of its rights, powers or privileges under this Agreement, the Note or the Collateral Documents shall operate as a waiver thereof.

Section 10.08A Cumulative Rights. The rights and remedies of the Lender under the Agreement, the Note and the Collateral Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

Section 10.15A GOVERNING LAW. THIS FIRST AMENDMENT IS, AND THE NOTE WILL BE, CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE UNITED STATES OF AMERICA AND THE STATE OF LOUISIANA.

Section 10.16A Counterparts. This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 10.18A Fees and Costs. Borrower agrees to pay, upon demand, all of Lender's out-of-pocket expenses, including reasonable attorneys' fees, incurred in connection with the preparation, execution, enforcement and collection of this First Amendment or in connection with the Loan made pursuant to the Agreement. If an Event of Default occurs, Lender may pay someone else to help collect the Loan and to enforce the Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

Section 10.19A Guarantor Confirmation. AND INTO THESE PRESENTS INTERVENES the undersigned Guarantor, who acknowledges and consents to the execution and delivery of this First Amendment by Borrower, and further acknowledges that such guarantor's guaranty of the Indebtedness, remains in full force and extent.

[Signatures to follow on next page]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

BORROWER: LCI SHIPHOLDINGS, INC.

By: [signature]
Name: D B DRAKE
Title: V/P-TREASURER

SELLER: WATERMAN STEAMSHIP CORPORATION

By: [signature]
Name: D B DRAKE
Title: V/P-TREASURER

GUARANTOR: INTERNATIONAL SHIPHOLDING CORPORATION

By: [signature]
Name: D B DRAKE
Title: V/P-TREASURER

LENDER: CAPITAL ONE, NATIONAL ASSOCIATION

By: [signature]
Name: Al Kropog
Title: Senior Vice President